BANC OF AMERICA SECURITIES LLC

                     C-BASS 99-CB6

------------------------------------------------------------------------------------------------------
           UPB              IntRate       OrigAmTerm    OrigTerm   RemTerm      Age     MI fee    FNMA
------------------------------------------------------------------------------------------------------
          388,514.19           9.3300            59         59         47         12         0    Y
------------------------------------------------------------------------------------------------------
        5,576,844.38           9.6277           116        116        105         11         0    Y
------------------------------------------------------------------------------------------------------
       16,602,039.06           9.7601           179        177        167         10         0    Y
------------------------------------------------------------------------------------------------------
       12,460,717.35           9.9396           239        239        227         12         0    Y
------------------------------------------------------------------------------------------------------
        5,052,942.40           9.9999           299        296        287          9         0    Y
------------------------------------------------------------------------------------------------------
       33,117,038.67          10.1370           360        348        342          6         0    Y
------------------------------------------------------------------------------------------------------
        1,121,657.83           9.5489           120        120        111          9      0.58    Y
------------------------------------------------------------------------------------------------------
        7,476,433.77           9.6934           180        180        172          8      0.58    Y
------------------------------------------------------------------------------------------------------
        7,216,045.87           9.8198           240        240        231          9      0.58    Y
------------------------------------------------------------------------------------------------------
        1,873,559.53           9.8451           299        299        289         10      0.58    Y
------------------------------------------------------------------------------------------------------
       32,507,642.19           9.9337           360        356        351          5      0.58    Y
------------------------------------------------------------------------------------------------------
          196,182.60           8.9437           120        120        120          0         0    N
------------------------------------------------------------------------------------------------------
           25,858.00           8.4700           180        180        180          0         0    N
------------------------------------------------------------------------------------------------------
          151,768.50           8.9041           240        240        239          1         0    N
------------------------------------------------------------------------------------------------------
        4,633,418.50           9.4331           360        360        315         45         0    N
------------------------------------------------------------------------------------------------------
          753,484.54           9.3088           240        240        228         12      0.58    N
------------------------------------------------------------------------------------------------------
           86,240.99           8.5500           300        300        299          1      0.58    N
------------------------------------------------------------------------------------------------------
        1,624,402.13           9.9200           360        360        355          5      0.58    N
------------------------------------------------------------------------------------------------------
      130,864,790.50

                         BANC OF AMERICA SECURITIES LLC
                       PRUDENTIAL SECURITIES INCORPORATED


[BANC OF AMERICA LOGO]                              [PRUDENTIAL SECURITIES LOGO]

--------------------------------------------------------------------------------


RMBS NEW ISSUE TERM SHEET

$125,957,000 CERTIFICATES (APPROXIMATE)


ASSET BACKED FUNDING CERTIFICATES, SERIES 1999-1
CLASSES A-1A, A-1F, A-2F, M-1, M-2, & B

ASSET BACKED FUNDING CORPORATION
DEPOSITOR

CREDIT-BASED ASSET SERVICING AND SECURITIZATION LLC
SELLER

LITTON LOAN SERVICING LP
SERVICER






DECEMBER 7, 1999

ASSET BACKED FUNDING CERTIFICATES, SERIES 1999-1
$125,957,000 (APPROXIMATE)


Banc of America Securities LLC                Prudential Securities Incorporated
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC and Prudential Securities Incorporated (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters considers reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                          OFFERED CERTIFICATES:

----------------------------------------------------------------------------------------------------------------------------
                                                       TO MATURITY:
----------- ----------------- ------- ----------- ------ ----------- ------------- -----------------------------------------

                                                                        Final
              Approximate                         Est.   Est.         Scheduled                Expected Ratings
  Class          Size*        Group   Coupon      WAL    Prin.       Distribution
                                       Type      (yrs)   Window          Date
                                                         (mos)                     ------------ ------------ ---------------
                                                                                     Moody's       Fitch          DCR
----------- ----------------- ------- ----------- ------ ----------- ------------- ------------ ------------ ---------------
A-1A**       $51,597,000        1        Flt      0.85      1-24      06/25/2013       Aaa          AAA           AAA
A-1F**        47,116,000        1        Fxd      4.95     24-207     10/25/2030       Aaa          AAA           AAA
A-2F**         5,977,000        2        Fxd      2.98      1-208     10/25/2030       Aaa          AAA           AAA
M-1            9,161,000       1,2       Fxd      5.82     39-174     10/25/2030       Aa2          AA             AA
M-2            6,544,000       1,2       Fxd      5.74     38-159     10/25/2030       A2            A             A
B              5,562,000       1,2       Fxd      5.60     37-141     10/25/2030      Baa2          BBB           BBB
----------- ----------------- ------- ----------- ------ ----------- ------------- ------------ ------------ ---------------

----------------------------------------------------------------------------------------------------------------------------
                                                         TO CALL:
----------- ----------------- ------- ----------- ------ ----------- ------------- -----------------------------------------

                                                                        Final
              Approximate                         Est.   Est.         Scheduled                 Expected Ratings
  Class          Size*        Group    Coupon     WAL    Prin.       Distribution
                                         Type    (yrs)   Window          Date
                                                         (mos)                     ------------ ------------ ---------------
                                                                                     Moody's       Fitch          DCR
----------- ----------------- ------- ----------- ------ ----------- ------------- ------------ ------------ ---------------
A-1A**       $51,597,000        1        Flt      0.85      1-24      06/25/2013       Aaa          AAA           AAA
A-1F**        47,116,000        1        Fxd      4.50      24-96     10/25/2030       Aaa          AAA           AAA
A-2F**         5,977,000        2        Fxd      2.68      1-96      10/25/2030       Aaa          AAA           AAA
M-1            9,161,000       1,2       Fxd      5.28      39-96     10/25/2030       Aa2          AA             AA
M-2            6,544,000       1,2       Fxd      5.25      38-96     10/25/2030       A2            A             A
B              5,562,000       1,2       Fxd      5.24      37-96     10/25/2030      Baa2          BBB           BBB
----------- ----------------- ------- ----------- ------ ----------- ------------- ------------ ------------ ---------------

* The Approximate Size is subject to a permitted variance in the aggregate of plus or minus 5%.
**   Priced to call.

--------------------------------------------------------------------------------
DISTRIBUTIONS:
--------------
(1) If the Optional Clean-Up Call is not exercised by the Seller, the margin on the Class A-1A will double, and the Class A-1F and Class A-2F Pass-Through Rates will increase by 50 bps per annum.
(2)  The pricing speed for the Mortgage Loans is 23% CPR.
(3)  All classes are subject to a Maximum Rate as defined herein.
(4) Classes M-1, M-2 and B are not expected to receive principal payments until the Stepdown Date.
--------------------------------------------------------------------------------


CONTACT:          BANC OF AMERICA SECURITIES LLC

                  Mortgage Trading/Syndicate         (704) 386-7744    (704) 335-5904 (Fax)
                  Chris Hentemann                    (email: chrishe@ncmi.com)
                  David Nagle                        (email: david.w.nagle@ncmi.com)
                  Alex Cha                           (email: alex.i.cha@ncmi.com)

                  Mortgage Finance                   (704) 388-9668(Fax)
                  Shahid Quraishi                    (704) 388-9399 (email: shahid.quraishi@ncmi.com)
                  Michael Ciuffo                     (704) 388-8737 (email: michael.j.ciuffo@ncmi.com)
                  Mary Rapoport                      (704) 387-0998 (email: mary.e.rapoport@ncmi.com)

                  Structuring
                  Michael Tri                        (704) 388-8786 (email: michaelt@ncmi.com)
                  Peter Faigl                        (704) 388-8245 (email: peter.q.faigl@ncmi.com)
                  William White                      (704) 387-6040 (email: william.a.white@ncmi.com)

                                SUMMARY OF TERMS


TITLE OF SECURITIES:                   Asset Backed Funding Certificates, Series
                                       1999-1

SERVICER:                              Litton Loan Servicing LP, an affiliate of
                                       the Seller.

SELLER:                                Credit-Based Asset Servicing and
                                       Securitization LLC (C-BASS)

TRUSTEE:                               The Chase Manhattan Bank

CUSTODIAN:                             Bank One Trust Company, NA

RATING AGENCIES:                       Moody's Investors Service, Inc.
                                       ("Moody's"), Fitch IBCA, Inc. ("Fitch")
                                       and Duff & Phelps Credit Rating Co.
                                       ("DCR").

UNDERWRITERS:                          Banc of America Securities LLC
                                       Prudential Securities Incorporated

SETTLEMENT DATE:                       On or about December 21, 1999.

DISTRIBUTION DATES:                    25th of each month, or if such day is not
                                       a business day, the next succeeding
                                       business day, beginning on December 27,
                                       1999.

RECORD DATE:                           The last business day in the month
                                       preceding the applicable Distribution
                                       Date (except for the Class A-1A
                                       Certificates, as to which the Record Date is the business day preceding the Distribution Date).

CUT-OFF DATE:                          The close of business November 1, 1999.

PAYMENT DELAY:                         With respect to the Offered Certificates,
                                       other than the Class A-1A Certificates,
                                       24 days and with respect to the Class
                                       A-1A Certificates, 0 days.

DAY COUNT:                             With respect to the Offered Certificates,
                                       other than the Class A-1A Certificates,
                                       30/360 and with respect to the Class A-1A
                                       Certificates, Actual/360.

BASE SERVICING FEE:                    0.50% of the aggregate Principal Balance
                                       of the Mortgage Loans.

SERVICING FEE:                         0.50% to [1.08%] of the aggregate
                                       Principal Balance of the Mortgage Loans.


TRUSTEE FEE:                           0.0125% of the aggregate Principal
                                       Balance of the Mortgage Loans.

OPTIONAL CLEAN-UP CALL:                Any Distribution Date on or after which
                                       the aggregate Principal Balance of the
                                       Mortgage Loans declines to 10% or less of the aggregate Principal Balance as of the Cut-off Date ("Cut-off Balance").

DENOMINATION:                          $25,000 and multiples of $1,000 in excess
                                       thereof.

SMMEA ELIGIBILITY:                     The Offered Certificates will NOT be
                                       SMMEA eligible.

ERISA ELIGIBILITY:                     The Senior Certificates may be ERISA
                                       eligible.

TAX STATUS:                            The Offered Certificates will be
                                       designated as regular interests in a
                                       REMIC and, as such, will be treated as
                                       debt instruments of a REMIC for federal
                                       income tax purposes.

GROUP 1 MORTGAGE LOANS:                Consist of 1,995 fixed-rate Mortgage
                                       Loans with agency conforming balances and an aggregate principal balance of
                                       $123,393,435.25 as of the Cut-off Date.

GROUP 2 MORTGAGE LOANS:                Consist of 39 fixed-rate Mortgage Loans
                                       with an aggregate principal balance of
                                       $7,471,355.26 as of the Cut-off Date.

INITIAL MORTGAGE LOAN POOL:            o    The collateral information presented
                                            in this term sheet regarding the
                                            mortgage pool is as of the Cut-off
                                            Date.

                                       o    Consists of fixed-rate closed-end
                                            mortgage loans, secured by 1st lien,
                                            level pay and balloon mortgages on
                                            primarily 1-4 family properties (the
                                            "Mortgage Loans").

                                       o    For collateral statistics please see
                                            the "Description of the Collateral"
                                            below.

CREDIT ENHANCEMENT:                    CLASS A CREDIT ENHANCEMENT

                                       (1)  Excess cash.

                                       (2)  Subordination of Class M-1, M-2, and
                                            B Certificates, totaling [16.25%] of
                                            the original Mortgage Loan amount
                                            and initial overcollateralization of
                                            [3.75%] of the original Mortgage
                                            Loan amount.

                                       CLASS M-1, M-2, AND B CREDIT ENHANCEMENT

                                       (1)  Excess cash.

                                       (2)  Class M-1 is enhanced by [9.25%] in
                                            subordinate certificates and
                                            overcollateralization initially
                                            equal to the requirement of [3.75%]
                                            of the original Mortgage Loan
                                            amount.

                                       (3)  Class M-2 is enhanced by [4.25%] in
                                            subordinate certificates and
                                            overcollateralization initially
                                            equal to the requirement of [3.75%]
                                            of the original Mortgage Loan
                                            amount.

                                       (4)  Class B is enhanced by
                                            overcollateralization initially
                                            equal to the requirement of [3.75%]
                                            of the original Mortgage Loan
                                            amount.


OVERCOLLATERALIZATION:                 (1)  Before the Stepdown Date, the
                                            overcollateralization requirement is
                                            [3.75%] of the original Mortgage
                                            Loan amount.

                                       (2)  On and after the Stepdown Date, the
                                            overcollateralization requirement is
                                            the lower of [7.50%] of the current
                                            aggregate Mortgage Loan amount and
                                            [3.75%] of the original Mortgage
                                            Loan amount.

                                       (3)  The overcollateralization
                                            requirement is subject to a floor of
                                            [0.50%] of the original Mortgage
                                            Loan amount.

MONTHLY SERVICER ADVANCES:             ACTUARIAL LOANS

                                       The Servicer is required to advance
                                       scheduled principal and interest (net of the Servicing Fee) for any delinquent Mortgage Loan until such loan becomes an REO, but is not required to make any advance which the Servicer deems to be nonrecoverable or with respect to reduction in the monthly payment due to bankruptcy proceedings or the application of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended ("Relief Act").

                                       SIMPLE INTEREST LOANS

                                       The Servicer is NOT required to advance
                                       scheduled principal and interest for any delinquent Mortgage Loan.

PREPAYMENT INTEREST SHORTFALL:         For any Distribution Date, an amount
                                       equal to the interest at the mortgage
                                       interest rate for such Mortgage Loan
                                       (the"Mortgage Interest Rate") (net of the related Servicing Fee) on the amount of such principal prepayment for the number of days commencing on the date on which the principal prepayment is applied and ending on the last day of the prior calendar month.


SERVICER OBLIGATIONS FOR PREPAYMENT
INTEREST SHORTFALLS:                   The Servicer will be obligated to pay
                                       from its own funds Prepayment Interest
                                       Shortfalls for any prepayment in full on an Actuarial Loan, but only to the extent of 50% of its Base Servicing Fee for the related Collection Period. THE SERVICER
                                       WILL NOT COVER ANY PREPAYMENT INTEREST
                                       SHORTFALLS ON SIMPLE INTEREST LOANS.

                             INTEREST DISTRIBUTIONS

INTEREST ACCRUAL:                      o    Interest will accrue on the Offered
                                            Certificates at a rate equal to the
                                            lesser of (i) the applicable pass
                                            through rate and (ii) the Maximum
                                            Rate.

                                       o    For any Distribution Date, interest
                                            on the Class A-1A Certificates
                                            accrues from the last Distribution
                                            Date to the day preceding the
                                            current Distribution Date on an
                                            Actual/360 basis.

                                       o    The "Class A-1A Pass-Through Rate"
                                            is equal 1 month LIBOR plus the
                                            applicable margin.

                                       o    For any Distribution Date, interest
                                            on the Offered Certificates (other
                                            than the Class A-1A Certificates)
                                            accrues during the calendar month
                                            prior to the current Distribution
                                            Date on a 30/360 basis.


STEP-UP COUPON:                        If the Optional Clean-Up Call is
                                       not exercised by the Seller, the margin
                                       on the Class A-1A Certificates will
                                       double, and the Class A-1F and Class A-2F
                                       Pass-Through Rates will increase by 50
                                       bps per annum.


LIBOR CARRYOVER AMOUNT: If the Class A-1A Pass-Through Rate is reduced to the Maximum Rate, any interest which would have accrued at the Class A-1A Pass-Through Rate but is unpaid due to the application of the Maximum Rate will be payable on the next Distribution Date, together with accrued interest thereon at the then current Class A-1A Pass-Through Rate, to the extent of certain available funds.


MAXIMUM RATE: The Maximum Rate shall equal the average of the mortgage interest rates (net of the Servicing Fee and the rate at which the Trustee Fee is calculated), weighted on the basis of the Mortgage Loan balances as of the first day of the related Collection Period.

                             PRINCIPAL DISTRIBUTIONS


SENIOR CERTIFICATES:                   Class A-1A, Class A-1F, and Class A-2F
                                       Certificates.

SUBORDINATE CERTIFICATES:              Class M-1, Class M-2, and Class B
                                       Certificates.

PRINCIPAL PAYMENTS:                    Payments of principal to the Senior
                                       Certificates are derived primarily from
                                       collections of principal on the related
                                       Mortgage Loan Group.

PRINCIPAL                              DISTRIBUTION AMOUNT: The sum of (i) all
                                       principal amounts collected or advanced
                                       on the Mortgage Loans during the related
                                       Collection Period or Prepayment Period,
                                       as applicable, less the amount, if any,
                                       by which the overcollateralization amount for the Offered Certificates exceeds the Targeted Overcollateralization Amount for such Distribution Date and (ii) the amount, if any, by which the Targeted
                                       Overcollateralization Amount exceeds the overcollateralization amount for such
                                       Distribution Date.

SENIOR PRINCIPAL DISTRIBUTION AMOUNT
(SENIOR PDA):                          As to (a) any Distribution Date prior to
                                       the Stepdown Date or during the
                                       continuation of a Trigger Event, the
                                       lesser of (1) 100% of the Principal
                                       Distribution Amount and (2) the aggregate
                                       Principal Balance of the Senior
                                       Certificates, and (b) any other
                                       Distribution Date, an amount equal to the excess, if any, of (x) the aggregate
                                       Principal Balance of the Senior
                                       Certificates immediately prior to such
                                       Distribution Date over (y) the lesser of
                                       (A) [60.00%] of the Mortgage Loan balance as of the last day of the related
                                       Collection Period and (B) the Mortgage
                                       Loan balance as of the last day of the
                                       related Collection Period minus the
                                       overcollateralization floor.

GROUP 1 SENIOR PRINCIPAL
DISTRIBUTION AMOUNT:                   The Group 1 Senior Principal Distribution
                                       Amount ("Group 1 Senior PDA") equals the lesser of (i) the Senior PDA multiplied by the Group 1 Principal Percentage and
                                       (ii) the Group 1 Principal Balance of the
                                       Senior Certificates.

                                       The Group 1 Principal Percentage equals
                                       the amount of principal collections on
                                       the Group 1 Mortgage Loans for the
                                       related Collection Period or Prepayment
                                       Period, as applicable, divided by the
                                       aggregate amount of principal collections on the Mortgage Loans for such period.

GROUP 2 SENIOR PRINCIPAL
DISTRIBUTION AMOUNT:                   The Group 2 Senior Principal Distribution
                                       Amount ("Group 2 Senior PDA") equals the lesser of (i) the Senior PDA less the Group 1 Senior PDA and (ii) the Group 2
                                       Principal Balance of the Senior
                                       Certificates.

ALLOCATION OF PRINCIPAL BETWEEN THE
SENIOR CERTIFICATES:                   Senior PDA is paid as follows:

                                       1.   The Group 1 Senior PDA to the Class
                                            A-1A Certificates until their
                                            principal balance has been reduced
                                            to zero and to Class A-1F
                                            Certificates thereafter.

                                       2.   The Group 2 Senior PDA to the Class
                                            A-2F Certificates.

CLASS M-1, M-2, AND B PRINCIPAL
DISTRIBUTIONS:                         On any Distribution Date prior to the
                                       Stepdown Date or during the continuation of a Trigger Event, any portion of the Principal Distribution Amount remaining after the Senior Certificates have been reduced to zero will be distributed first to the Class M-1 Certificates, second, to the Class M-2 Certificates and third, to the Class B Certificates until their respective principal balances have been reduced to zero.

                                       On any Distribution Date on or after the Stepdown Date and so long as a Trigger Event is not in effect, any portion of the Principal Distribution Amount remaining after the Senior Principal Distribution Amount has been distributed to the Senior Certificates will be distributed to the Class M-1, Class M-2, and Class B Certificates, in that order, up to their Subordinate Principal Distribution Amounts. The "Subordinate Principal Distribution Amount" for the Class M-1, Class M-2, and Class B Certificates, respectively, is the excess, of (i) the sum of the certificate principal balance of such Class and all more senior classes of the Offered Certificates (after taking into account principal distributions to the more senior certificates) over (ii) the lesser of (a) one minus the related Credit Support Percentage multiplied by the Pool Balance of the last day of the related Collection Period and (b) the Mortgage Loan balance as of the last day of the related Collection Period minus the overcollateralization floor.

                CREDIT ENHANCEMENT - SENIOR/SUBORDINATE STRUCTURE

OVERCOLLATERALIZATION:                 On any Distribution Date, interest and
                                       principal collections on the Mortgage
                                       Loans in excess of the amount required to make interest and principal distributions on the Offered Certificates will be applied first to cover certain shortfalls on the Senior Certificates, then to maintain the overcollateralization for the Offered Certificates and finally, to cover certain shortfalls on the
                                       Subordinate Certificates.

SUBORDINATION:                         If overcollateralization is insufficient
                                       to cover losses on any Mortgage Loans,
                                       those losses will be applied in reduction of the principal balances of the Subordinate Certificates, in reverse order of seniority.

CROSS-COLLATERALIZATION:               o    Interest collections on the Group 1
                                            Mortgage Loans will be available to
                                            cover certain shortfalls and
                                            maintain overcollateralization on
                                            the Class A-2F Certificates.

                                       o    Interest collections on the Group 2
                                            Mortgage Loans will be available
                                            cover certain shortfalls and cover
                                            certain shortfalls on the Class A-1A
                                            and Class A-1F Certificates.

TARGETED OVERCOLLATERALIZATION
AMOUNT: Prior to the Stepdown Date, [3.75%] of the aggregate initial principal balance of the Mortgage Loans. On and after the Stepdown Date, the lesser of (1) [3.75%] of the aggregate initial principal balance of the Mortgage Loans and (2) the greater of [7.50%] of the aggregate current principal balance of the Mortgage Loans and [0.50%] of the aggregate initial principal balance of the Mortgage Loans.

CREDIT SUPPORT PERCENTAGE:                    Initial Credit Support                  After Stepdown Date
                                              ----------------------                  -------------------
                                                Class             Percent               Class          Percent
                                                -----             -------               -----          -------
                                           A-1A,A-1F,A-2F        [20.00%]         A-1A,A-1F,A-2F       [40.00%]
                                           M1                    [13.00%]         M-1                  [26.00%]
                                           M-2                    [8.00%]         M-2                  [16.00%]
                                           B                      [3.75%]         B                    [7.50%]

STEPDOWN DATE:                         The later to occur of (i) the
                                       Distribution Date in December 2002 and
                                       (ii) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to the Senior
                                       Specified Enhancement Percentage.


SENIOR SPECIFIED ENHANCEMENT           As of any date, [40.00%].
PERCENTAGE:

TRIGGER EVENT:                         Is in effect on a Distribution Date if
                                       any one or more of the following
                                       conditions exist as of the last day of
                                       the immediately preceding Collection
                                       Period:

                                       (a)  the "Rolling Six Month 60+
                                            Delinquency Percentage" equals or
                                            exceeds [50] % of the Senior
                                            Enhancement Percentage; or

                                       (b)  the aggregate amount of realized
                                            losses incurred since the Cut-off
                                            Date through the last day of such
                                            preceding Collection Period divided
                                            by the Cut-off Date Pool Principal
                                            Balance exceeds the applicable
                                            percentages set forth below with
                                            respect to such Distribution Date:

                         Distribution Date                            Percentage
                         -----------------                            ----------

                         December 25, 2002 to November 25, 2003         [2.50%]
                         December 25, 2003 to November 25, 2004         [3.00%]
                         December 25, 2004 to November 25, 2005         [3.75%]
                         December 25, 2005 and thereafter               [4.00%]


60+ DAY DELINQUENT LOAN:               Each Mortgage Loan with respect to which
                                       any portion of a monthly payment is, as
                                       of the last day of the prior Collection
                                       Period, two months or more past due, each Mortgage Loan in foreclosure, all REO
                                       Property and each Mortgage Loan for which the Mortgagor has filed for bankruptcy after the Settlement Date.

ROLLING SIX MONTH 60+ DAY
DELINQUENT PERCENTAGE:                 With respect to any Distribution Date,
                                       the average of the percentage equivalents of the fractions determined for each of the six immediately preceding Collection
                                       Periods, the numerator of each of which
                                       is equal to the aggregate Principal
                                       Balance of Mortgage Loans that are 60+
                                       Day Delinquent Loans as of the end of the day immediately preceding the end of each such Collection Period, and the denominator of which is the aggregate
                                       Mortgage Loan balance as of the end of
                                       the related Collection Period.

                                           DESCRIPTION OF THE COLLATERAL
                                                    TOTAL POOL
SUMMARY                                                                   TOTAL               MINIMUM               MAXIMUM
-----------------------------------------------------------------------------------------------------------------------------
Cut-off Date Aggregate Principal Balance                          $130,864,790.51
Number of Loans                                                             2,034
Average Original Loan Balance                                           65,429.21              6,000.00           460,000.00
Average Current Loan Balance                                            64,338.64              1,556.58           424,950.88
Weighted Average Original LTV                                              82.06%                 5.30%              100.00%
Weighted Average Gross Coupon                                               9.90%                 7.00%               18.00%
Weighted Average Remaining Term to Maturity (months)                          277                     7                  360
Weighted Average Loan Age                                                       9                     0                  153
Weighted Average Original Term (months)                                       286                    42                  361
Weighted Average Credit Score*                                                627                   422                  800
-----------------------------------------------------------------------------------------------------------------------------
* Based upon Credit Score available on 97.75% of the Total Pool of mortgage loans.
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                 PERCENT OF CUT-OFF DATE
                                                           RANGE                                     PRINCIPAL BALANCE
                                                           -----                                     -----------------
         Fully Amortizing Mortgage Loans                                                                  97.90%
         Balloon Mortgage Loans                                                                            2.10%

         Interest Type                                     Simple Interest  Loans                         76.83%
                                                           Actuarial Loans                                23.17%

         Loan Type                                         Conventional                                   98.66%
                                                           Seller Financed Loans                           1.34%

         Property Type                                     Single Family                                  93.22%
                                                           Townhouse                                       1.55%
                                                           Manufactured                                    1.52%
                                                           2-4 Family                                      1.20%
                                                           Condominium                                     1.06%
                                                           Multi-Family                                    1.02%
                                                           PUD                                             0.23%
                                                           Mobile Home                                     0.20%

         Occupancy Status                                  Owner Occupied                                 94.00%
                                                           Non-Owner Occupied                              6.00%

         Geographic Distribution                           Florida                                        20.30%
                                                           California                                      9.79%
                                                           North Carolina                                  7.64%
                                                           South Carolina                                  6.33%
                                                           Georgia                                         6.14%

         Largest Zip Code Concentration                    47834                                           0.39%

         Loans with Prepayment Penalties                                                                  52.94%

         Delinquency                                       30 - 59 days                                    3.96%
                                                           60 - 89 days                                    0.65%
-----------------------------------------------------------------------------------------------------------------------------

                                           DESCRIPTION OF THE COLLATERAL
                                                   LOAN GROUP 1
SUMMARY                                                                   TOTAL               MINIMUM               MAXIMUM
-----------------------------------------------------------------------------------------------------------------------------
Cut-off Date Aggregate Principal Balance                          $123,393,435.25
Number of Loans                                                             1,995
Average Original Loan Balance                                           62,839.22              6,000.00           240,000.00
Average Current Loan Balance                                            61,851.35              1,556.58           239,690.90
Weighted Average Original LTV                                              82.12%                 5.30%              100.00%
Weighted Average Gross Coupon                                               9.93%                 7.00%               18.00%
Weighted Average Remaining Term to Maturity (months)                          276                     7                  360
Weighted Average Loan Age                                                       8                     0                  153
Weighted Average Original Term (months)                                       283                    42                  361
Weighted Average Credit Score*                                                627                   422                  800
-----------------------------------------------------------------------------------------------------------------------------
* Based upon Credit Score available on 99.38% of  Loan Group 1 mortgage loans.
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                 PERCENT OF CUT-OFF DATE
                                                           RANGE                                     PRINCIPAL BALANCE
                                                           -----                                     -----------------
         Fully Amortizing Mortgage Loans                                                                  97.77%
         Balloon Mortgage Loans                                                                            2.23%

         Interest Type                                     Simple Interest  Loans                         76.40%
                                                           Actuarial Loans                                23.60%

         Loan Type                                         Conventional                                   98.58%
                                                           Seller Financed Loans                           1.42%

         Property Type                                     Single Family                                  93.89%
                                                           Townhouse                                       1.65%
                                                           Manufactured                                    1.61%
                                                           2-4 Family                                      1.27%
                                                           Condominium                                     1.13%
                                                           PUD                                             0.24%
                                                           Mobile Home                                     0.21%

         Occupancy Status                                  Owner Occupied                                 93.78%
                                                           Non-Owner Occupied                              6.22%

         Geographic Distribution                           Florida                                        20.66%
                                                           North Carolina                                  8.10%
                                                           California                                      7.12%
                                                           South Carolina                                  6.71%
                                                           Georgia                                         6.01%

         Largest Zip Code Concentration                    47834                                           0.42%

         Loans with Prepayment Penalties                                                                  53.69%

         Delinquency                                       30 - 59 days                                    4.20%
                                                           60 - 89 days                                    0.69%
-----------------------------------------------------------------------------------------------------------------------------

                                           DESCRIPTION OF THE COLLATERAL
                                                   LOAN GROUP 1

          CUT-OFF DATE PRINCIPAL BALANCES

               RANGE OF                    NUMBER OF                                                 PERCENTAGE OF
             CUT-OFF DATE                 CUT-OFF DATE                CUT-OFF DATE                   CUT-OFF DATE
          PRINCIPAL BALANCES             MORTGAGE LOANS            PRINCIPAL BALANCE              PRINCIPAL BALANCE
          ------------------             --------------            -----------------              -----------------
      $      0.01 - $ 25,000.00                    192                  $ 3,546,153.06                     2.87%
      $ 25,000.01 - $ 50,000.00                    685                   25,908,534.05                     21.00
      $ 50,000.01 - $ 75,000.00                    607                   37,315,139.41                     30.24
      $ 75,000.01 - $100,000.00                    261                   22,449,542.52                     18.19
      $100,000.01 - $125,000.00                    126                   14,044,367.87                     11.38
      $125,000.01 - $150,000.00                     59                    8,124,799.76                      6.58
      $150,000.01 - $175,000.00                     28                    4,545,101.66                      3.68
      $175,000.01 - $200,000.00                     19                    3,572,889.56                      2.90
      $200,000.01 - $225,000.00                     13                    2,728,882.82                      2.21
      $225,000.01 - $250,000.00                      5                    1,158,024.54                      0.94
                                      ---------------------------------------------------------------------------
                   TOTAL                         1,995                 $123,393,435.25                    100.00%

            ORIGINAL LOAN-TO-VALUE RATIOS

                                            NUMBER OF                                                PERCENTAGE OF
          RANGE OF ORIGINAL               CUT-OFF DATE                CUT-OFF DATE                    CUT-OFF DATE
         LOAN-TO-VALUE RATIOS            MORTGAGE LOANS             PRINCIPAL BALANCE              PRINCIPAL BALANCE
         --------------------            --------------             -----------------              -----------------
             0.01% -  10.00%                         3                  $   114,200.29                     0.09%
            10.01% -  15.00%                        13                      275,006.49                      0.22
            15.01% -  20.00%                        17                      359,247.25                      0.29
            20.01% -  25.00%                        24                      632,776.13                      0.51
            25.01% -  30.00%                        19                      409,103.19                      0.33
            30.01% -  35.00%                        24                      644,548.28                      0.52
            35.01% -  40.00%                        34                    1,010,471.91                      0.82
            40.01% -  45.00%                        37                    1,328,257.09                      1.08
            45.01% -  50.00%                        36                    1,174,580.22                      0.95
            50.01% -  55.00%                        57                    2,286,952.64                      1.85
            55.01% -  60.00%                        66                    3,356,553.38                      2.72
            60.01% -  65.00%                        94                    4,392,848.94                      3.56
            65.01% -  70.00%                        98                    5,096,537.45                      4.13
            70.01% -  75.00%                       132                    7,567,838.62                      6.13
            75.01% -  80.00%                       253                   15,093,610.27                     12.23
            80.01% -  85.00%                       271                   18,479,156.15                     14.98
            85.01% -  90.00%                       328                   23,489,140.83                     19.04
            90.01% -  95.00%                       304                   23,133,384.40                     18.75
            95.01% - 100.00%                       185                   14,549,221.71                     11.79
                                     ----------------------------------------------------------------------------
                TOTAL                            1,995                 $123,393,435.25                    100.00%

                                           DESCRIPTION OF THE COLLATERAL
                                                   LOAN GROUP 1

         GEOGRAPHIC DISTRIBUTION

                                            NUMBER OF                                                PERCENTAGE OF
                                          CUT-OFF DATE                CUT-OFF DATE                    CUT-OFF DATE
        GEOGRAPHIC DISTRIBUTION          MORTGAGE LOANS             PRINCIPAL BALANCE              PRINCIPAL BALANCE
        -----------------------          --------------             -----------------              -----------------
  Florida                                          424                 $ 25,493,958.54                    20.66%
  North Carolina                                   153                    9,993,554.95                      8.10
  California                                        79                    8,791,054.72                      7.12
  South Carolina                                   154                    8,281,127.71                      6.71
  Georgia                                          125                    7,411,375.86                      6.01
  Texas                                            132                    6,385,339.32                      5.17
  Virginia                                          98                    6,218,776.61                      5.04
  Indiana                                          103                    5,955,852.89                      4.83
  Michigan                                          93                    5,659,775.48                      4.59
  Tennessee                                         93                    5,253,277.30                      4.26
  Illinois                                          64                    5,116,162.74                      4.15
  Alabama                                           89                    4,662,921.38                      3.78
  Ohio                                              69                    4,455,619.52                      3.61
  Maryland                                          50                    4,326,670.18                      3.51
  Missouri                                          68                    3,395,316.46                      2.75
  Nevada                                            24                    2,240,978.98                      1.82
  Kansas                                            31                    1,631,410.48                      1.32
  Mississippi                                       32                    1,568,247.62                      1.27
  Arizona                                           20                    1,234,099.26                      1.00
  Kentucky                                          22                    1,179,873.90                      0.96
  Pennsylvania                                      21                    1,014,483.71                      0.82
  Louisiana                                         18                      886,922.97                      0.72
  District of Columbia                              11                      652,071.55                      0.53
  Colorado                                           6                      602,260.43                      0.49
  Arkansas                                           7                      453,831.66                      0.37
  New Mexico                                         4                      234,829.18                      0.19
  New Jersey                                         2                      152,447.29                      0.12
  Delaware                                           1                       78,776.53                      0.06
  Connecticut                                        1                       32,496.98                      0.03
  West Virginia                                      1                       29,921.05                      0.02
                                     ----------------------------------------------------------------------------
                TOTAL                            1,995                 $123,393,435.25                    100.00%

                                           DESCRIPTION OF THE COLLATERAL
                                                   LOAN GROUP 1

         CUT-OFF DATE LOAN RATES

                RANGE OF                    NUMBER OF                                                 PERCENTAGE OF
              CUT-OFF DATE                CUT-OFF DATE                CUT-OFF DATE                    CUT-OFF DATE
               LOAN RATES                MORTGAGE LOANS             PRINCIPAL BALANCE              PRINCIPAL BALANCE
               ----------                --------------             -----------------              -----------------
             6.501% -  7.000%                        3                   $   85,591.77                     0.07%
             7.001% -  7.500%                        4                      133,851.51                      0.11
             7.501% -  8.000%                       11                      263,663.18                      0.21
             8.001% -  8.500%                       19                      951,247.04                      0.77
             8.501% -  9.000%                       37                    2,005,984.73                      1.63
             9.001% -  9.500%                      467                   26,345,281.04                     21.35
             9.501% - 10.000%                      681                   42,071,819.68                     34.10
            10.001% - 10.500%                      582                   37,646,582.10                     30.51
            10.501% - 11.000%                      110                    8,702,217.02                      7.05
            11.001% - 11.500%                       35                    2,500,279.32                      2.03
            11.501% - 12.000%                       14                      846,101.01                      0.69
            12.001% - 12.500%                       10                      767,549.43                      0.62
            12.501% - 13.000%                        6                      353,952.62                      0.29
            13.001% - 13.500%                        4                      207,774.75                      0.17
            13.501% - 14.000%                        2                       86,734.00                      0.07
            14.001% - 14.500%                        5                      229,145.76                      0.19
            14.501% - 15.000%                        2                      151,057.00                      0.12
            17.501% - 18.000%                        3                       44,603.30                      0.04
                                     ----------------------------------------------------------------------------
                  TOTAL                          1,995                 $123,393,435.25                    100.00%


         ORIGINAL TERMS TO STATED MATURITY

                                             NUMBER OF                                                 PERCENTAGE OF
   RANGE OF ORIGINAL TERMS                 CUT-OFF DATE                CUT-OFF DATE                    CUT-OFF DATE
TO STATED MATURITY (IN MONTHS)            MORTGAGE LOANS             PRINCIPAL BALANCE              PRINCIPAL BALANCE
------------------------------            --------------             -----------------              -----------------
               1 - 60                               41                  $ 2,344,642.14                     1.90%
               61 - 120                            214                    6,859,260.26                      5.56
              121 - 180                            485                   23,899,938.16                     19.37
              181 - 240                            330                   19,620,656.33                     15.90
              241 - 300                             95                    6,839,003.88                      5.54
              301 - 360                            829                   63,771,148.35                     51.68
              361 - 400                              1                       58,786.13                      0.05
                                      ---------------------------------------------------------------------------
                  TOTAL                          1,995                 $123,393,435.25                    100.00%

                                           DESCRIPTION OF THE COLLATERAL
                                                   LOAN GROUP 1

         REMAINING TERMS TO STATED MATURITY

                                             NUMBER OF                                                 PERCENTAGE OF
      RANGE OF REMAINING TERMS              CUT-OFF DATE                CUT-OFF DATE                   CUT-OFF DATE
    TO STATED MATURITY (IN MONTHS)         MORTGAGE LOANS            PRINCIPAL BALANCE              PRINCIPAL BALANCE
    ------------------------------         --------------            -----------------              -----------------
                1 -  60                             56                   $ 2,654,804.78                      2.15%
               61 - 120                            209                     6,756,056.01                       5.48
              121 - 180                            480                    23,982,413.06                      19.44
              181 - 240                            327                    19,418,382.55                      15.74
              241 - 300                             95                     6,842,553.32                       5.55
              301 - 360                            828                    63,739,225.53                      51.66
                                      -----------------------------------------------------------------------------
                TOTAL                            1,995                  $123,393,435.25                     100.00%


         MONTHS SINCE ORIGINATION

                                             NUMBER OF                                                 PERCENTAGE OF
             RANGE OF MONTHS                CUT-OFF DATE                CUT-OFF DATE                   CUT-OFF DATE
            SINCE ORIGINATION              MORTGAGE LOANS            PRINCIPAL BALANCE              PRINCIPAL BALANCE
            -----------------              --------------            -----------------              -----------------
                   1 -  3                          644                    $45,338,384.44                     36.74%
                   4 -  6                          365                     24,438,597.68                      19.81
                   7 - 12                          564                     33,002,380.64                      26.75
                  13 - 24                          343                     17,349,891.96                      14.06
                  25 - 36                           44                      2,040,677.44                       1.65
                  37 - 48                           12                        333,141.69                       0.27
                  49 - 60                           10                        307,285.42                       0.25
                  61 - 72                            4                        171,498.92                       0.14
                  73 - 84                            3                         56,405.83                       0.05
                  85 - 96                            2                         39,147.56                       0.03
                  97 - 108                           3                        261,336.25                       0.21
                145 - 156                            1                         54,687.42                       0.04
                                      ------------------------------------------------------------------------------
                  TOTAL                          1,995                   $123,393,435.25                     100.00%

                                           DESCRIPTION OF THE COLLATERAL
                                                   LOAN GROUP 1
         PROPERTY TYPE

                                              NUMBER OF                                                 PERCENTAGE OF
                                             CUT-OFF DATE                CUT-OFF DATE                   CUT-OFF DATE
                PROPERTY TYPE               MORTGAGE LOANS             PRINCIPAL BALANCE              PRINCIPAL BALANCE
                -------------               --------------             -----------------              -----------------
           Single Family Residence                1,853                   $115,852,506.18                     93.89%
           PUD                                        3                        302,151.38                       0.24
           Condominium                               31                      1,390,291.47                       1.13
           2-Family                                  16                      1,045,375.57                       0.85
           Townhouse                                 35                      2,030,848.23                       1.65
           3-Family                                   3                        190,547.31                       0.15
           4-Family                                   2                        332,952.54                       0.27
           Manufactured                              45                      1,986,514.47                       1.61
           Mobile Home                                7                        262,248.10                       0.21
                                       ------------------------------------------------------------------------------
                      TOTAL                       1,995                   $123,393,435.25                     100.00%


         OCCUPANCY TYPE

                                             NUMBER OF                                                 PERCENTAGE OF
                                           CUT-OFF DATE                CUT-OFF DATE                    CUT-OFF DATE
               OCCUPANCY TYPE             MORTGAGE LOANS             PRINCIPAL BALANCE              PRINCIPAL BALANCE
               --------------             --------------             -----------------              -----------------
        Primary Residence                        1,826                  $114,364,158.79                     92.68%
        Second Home                                 23                     1,354,970.55                       1.10
        Investor Property                          146                     7,674,305.91                       6.22
                                      -----------------------------------------------------------------------------
                    TOTAL                        1,995                  $123,393,435.25                     100.00%


         DOCUMENTATION TYPE

                                             NUMBER OF                                                 PERCENTAGE OF
                                           CUT-OFF DATE                CUT-OFF DATE                    CUT-OFF DATE
            DOCUMENTATION TYPE            MORTGAGE LOANS             PRINCIPAL BALANCE              PRINCIPAL BALANCE
            ------------------            --------------             -----------------              -----------------
      Full Documentation                         1,935                  $121,471,728.84                     98.44%
      No Documentation                              57                     1,748,194.46                       1.42
      Stated Income                                  1                        25,513.34                       0.02
      Limited Documentation                          2                       147,998.61                       0.12
                                      -----------------------------------------------------------------------------
                   TOTAL                         1,995                  $123,393,435.25                     100.00%

                                           DESCRIPTION OF THE COLLATERAL
                                                   LOAN GROUP 1

         LOAN PURPOSE

                                             NUMBER OF                                                PERCENTAGE OF
                                           CUT-OFF DATE                CUT-OFF DATE                    CUT-OFF DATE
                  PURPOSE                 MORTGAGE LOANS             PRINCIPAL BALANCE              PRINCIPAL BALANCE
                  -------                 --------------             -----------------              -----------------
       Purchase                                    392                   $24,716,157.66                     20.03%
       Rate/Term Refinance                         195                    13,312,472.33                      10.79
       Cash Out Refinance                        1,408                    85,364,805.26                      69.18
                                      -----------------------------------------------------------------------------
                   TOTAL                         1,995                  $123,393,435.25                     100.00%


         CREDIT SCORE DISTRIBUTION

                                             NUMBER OF                                                PERCENTAGE OF
                                           CUT-OFF DATE                CUT-OFF DATE                    CUT-OFF DATE
          RANGE OF CREDIT SCORES          MORTGAGE LOANS             PRINCIPAL BALANCE              PRINCIPAL BALANCE
          ----------------------          --------------             -----------------              -----------------
                751 to 800                          35                   $ 1,928,999.24                      1.56%
                701 to 750                         154                     9,142,193.19                       7.41
                651 to 700                         469                    29,040,929.22                      23.54
                601 to 650                         699                    45,308,103.92                      36.72
                551 to 600                         450                    27,725,916.04                      22.47
                501 to 550                         132                     7,676,197.47                       6.22
                451 to 500                          32                     1,726,976.11                       1.40
                401 to 450                           2                        82,470.67                       0.07
               Not Available                        22                       761,649.39                       0.62
                                      -----------------------------------------------------------------------------
                   TOTAL                         1,995                  $123,393,435.25                     100.00%

                                           DESCRIPTION OF THE COLLATERAL
                                                   LOAN GROUP 2
SUMMARY
                                                                          TOTAL               MINIMUM               MAXIMUM
-----------------------------------------------------------------------------------------------------------------------------
Cut-off Date Aggregate Principal Balance                            $7,471,355.26
Number of Loans                                                                39
Average Original Loan Balance                                          197,917.22             16,898.00           460,000.00
Average Current Loan Balance                                           191,573.21             16,898.00           424,950.88
Weighted Average Original LTV                                              81.12%                41.71%               99.58%
Weighted Average Gross Coupon                                               9.49%                 8.21%               11.15%
Weighted Average Remaining Term to Maturity (months)                          307                   120                  360
Weighted Average Loan Age                                                      31                     0                   93
Weighted Average Original Term (months)                                       338                   120                  360
Weighted Average Credit Score*                                                630                   517                  784
-----------------------------------------------------------------------------------------------------------------------------
* Based upon Credit Score available on 70.87% of  Loan Group 2 mortgage loans.
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                 PERCENT OF CUT-OFF DATE
                                                           RANGE                                     PRINCIPAL BALANCE
                                                           -----                                     -----------------
         Fully Amortizing Mortgage Loans                                                                 100.00%

         Interest Type                                     Simple Interest Loans                          83.94%
                                                           Actuarial Loans                                16.06%

         Loan Type                                         Conventional                                     100%



         Property Type                                     Single Family                                  82.19%
                                                           Multi-Family                                   17.81%


         Occupancy Status                                  Owner Occupied                                 97.64%
                                                           Non-Owner Occupied                              2.36%

         Geographic Distribution                           California                                     53.90%
                                                           Florida                                        14.36%
                                                           Georgia                                         8.31%
                                                           Virginia                                        5.21%

         Largest Zip Code Concentration                    94550                                           5.69%

         Loans with Prepayment Penalties                                                                  40.66%

         Delinquency                                       30 - 59 days                                    0.00%
-----------------------------------------------------------------------------------------------------------------------------

                                           DESCRIPTION OF THE COLLATERAL
                                                   LOAN GROUP 2

          CUT-OFF DATE PRINCIPAL BALANCES

               RANGE OF                    NUMBER OF                                                 PERCENTAGE OF
             CUT-OFF DATE                 CUT-OFF DATE                CUT-OFF DATE                   CUT-OFF DATE
          PRINCIPAL BALANCES             MORTGAGE LOANS            PRINCIPAL BALANCE              PRINCIPAL BALANCE
          ------------------             --------------            -----------------              -----------------
      $      0.01 - $ 25,000.00                      2                    $  36,258.00                     0.49%
      $ 25,000.01 - $ 50,000.00                      5                      190,347.62                      2.55
      $ 50,000.01 - $ 75,000.00                      3                      191,974.66                      2.57
      $ 75,000.01 - $100,000.00                      2                      167,869.59                      2.25
      $100,000.01 - $125,000.00                      1                      103,445.50                      1.38
      $125,000.01 - $150,000.00                      2                      264,873.40                      3.55
      $150,000.01 - $175,000.00                      1                      151,902.50                      2.03
      $200,000.01 - $225,000.00                      2                      446,787.17                      5.98
      $225,000.01 - $250,000.00                      8                    1,896,867.44                     25.39
      $250,000.01 - $275,000.00                      3                      759,771.66                     10.17
      $275,000.01 - $300,000.00                      4                    1,135,330.41                     15.20
      $300,000.01 - $325,000.00                      2                      628,986.32                      8.42
      $325,000.01 - $350,000.00                      1                      332,354.25                      4.45
      $350,000.01 - $375,000.00                      2                      739,635.86                      9.90
      $425,000.01 - $450,000.00                      1                      424,950.88                      5.69
                                      ---------------------------------------------------------------------------
                   TOTAL                            39                   $7,471,355.26                    100.00%

ORIGINAL LOAN-TO-VALUE RATIOS

                                            NUMBER OF                                                PERCENTAGE OF
          RANGE OF ORIGINAL               CUT-OFF DATE                CUT-OFF DATE                    CUT-OFF DATE
         LOAN-TO-VALUE RATIOS            MORTGAGE LOANS             PRINCIPAL BALANCE              PRINCIPAL BALANCE
         --------------------            --------------             -----------------              -----------------
            40.01% - 45.00%                          2                    $ 164,872.40                     2.21%
            55.01% - 60.00%                          2                      243,533.44                      3.26
            60.01% - 65.00%                          5                      825,054.94                     11.04
            65.01% - 70.00%                          3                    1,022,028.44                     13.68
            70.01% - 75.00%                          6                      708,294.86                      9.48
            75.01% - 80.00%                          4                      635,246.32                      8.50
            80.01% - 85.00%                          5                    1,163,830.29                     15.58
            85.01% - 90.00%                          5                      967,719.56                     12.95
            90.01% - 95.00%                          4                    1,097,851.29                     14.69
           95.01% - 100.00%                          3                      642,923.72                      8.61
                                     ----------------------------------------------------------------------------
                   TOTAL                            39                   $7,471,355.26                    100.00%

                                           DESCRIPTION OF THE COLLATERAL
                                                   LOAN GROUP 2

         GEOGRAPHIC DISTRIBUTION

                                            NUMBER OF                                                PERCENTAGE OF
                                          CUT-OFF DATE                CUT-OFF DATE                    CUT-OFF DATE
        GEOGRAPHIC DISTRIBUTION          MORTGAGE LOANS             PRINCIPAL BALANCE              PRINCIPAL BALANCE
        -----------------------          --------------             -----------------              -----------------
  California                                        15                   $4,026,851.22                    53.90%
  Florida                                            5                    1,072,718.83                     14.36
  Georgia                                            4                      620,893.88                      8.31
  Virginia                                           3                      389,164.25                      5.21
  Indiana                                            3                      328,016.00                      4.39
  Michigan                                           3                      284,977.35                      3.81
  Illinois                                           4                      279,953.66                      3.75
  Texas                                              1                      235,974.08                      3.16
  New York                                           1                      232,805.99                      3.12
                                     ----------------------------------------------------------------------------
                TOTAL                               39                   $7,471,355.26                    100.00%


         CUT-OFF DATE LOAN RATES

                RANGE OF                    NUMBER OF                                                PERCENTAGE OF
              CUT-OFF DATE                CUT-OFF DATE                CUT-OFF DATE                    CUT-OFF DATE
               LOAN RATES                MORTGAGE LOANS             PRINCIPAL BALANCE              PRINCIPAL BALANCE
               ----------                --------------             -----------------              -----------------
             8.001% -  8.500%                        7                    $ 977,886.86                    13.09%
             8.501% -  9.000%                        7                    1,485,938.37                     19.89
             9.001% -  9.500%                        5                    1,135,186.30                     15.19
             9.501% - 10.000%                        7                    1,647,710.14                     22.05
            10.001% - 10.500%                       10                    1,882,127.43                     25.19
            10.501% - 11.000%                        1                       64,744.66                      0.87
            11.001% - 11.500%                        2                      277,761.50                      3.72
                                     ----------------------------------------------------------------------------
                  TOTAL                             39                   $7,471,355.26                    100.00%


         ORIGINAL TERMS TO STATED MATURITY

                                             NUMBER OF                                                PERCENTAGE OF
       RANGE OF ORIGINAL TERMS             CUT-OFF DATE                CUT-OFF DATE                    CUT-OFF DATE
    TO STATED MATURITY (IN MONTHS)        MORTGAGE LOANS             PRINCIPAL BALANCE              PRINCIPAL BALANCE
    ------------------------------        --------------             -----------------              -----------------
               61 - 120                              4                    $ 196,182.60                     2.63%
              121 - 180                              1                       25,858.00                      0.35
              181 - 240                              5                      905,253.04                     12.12
              241 - 300                              1                       86,240.99                      1.15
              301 - 360                             28                    6,257,820.63                     83.76
                                      ---------------------------------------------------------------------------
                TOTAL                               39                   $7,471,355.26                    100.00%

                                           DESCRIPTION OF THE COLLATERAL
                                                   LOAN GROUP 2

         REMAINING TERMS TO STATED MATURITY

                                             NUMBER OF                                                PERCENTAGE OF
      RANGE OF REMAINING TERMS              CUT-OFF DATE                CUT-OFF DATE                   CUT-OFF DATE
    TO STATED MATURITY (IN MONTHS)         MORTGAGE LOANS            PRINCIPAL BALANCE              PRINCIPAL BALANCE
    ------------------------------         --------------            -----------------              -----------------
               61 - 120                              4                     $ 196,182.60                      2.63%
              121 - 180                              1                        25,858.00                       0.35
              181 - 240                              5                       905,253.04                      12.12
              241 - 300                              9                     2,262,685.93                      30.28
              301 - 360                             20                     4,081,375.69                      54.63
                                      -----------------------------------------------------------------------------
                TOTAL                               39                    $7,471,355.26                     100.00%


         MONTHS SINCE ORIGINATION

                                             NUMBER OF                                                PERCENTAGE OF
             RANGE OF MONTHS                CUT-OFF DATE                CUT-OFF DATE                   CUT-OFF DATE
            SINCE ORIGINATION              MORTGAGE LOANS            PRINCIPAL BALANCE              PRINCIPAL BALANCE
            -----------------              --------------            -----------------              -----------------
                   1 -  3                           22                    $2,812,330.25                      37.64%
                   4 -  6                            3                       929,683.59                       12.44
                   7 - 12                            4                     1,031,651.48                       13.81
                  13 - 24                            1                       242,221.35                        3.24
                  25 - 36                            1                       279,023.65                        3.73
                  85 - 96                            8                     2,176,444.94                       29.13
                                      ------------------------------------------------------------------------------
                  TOTAL                             39                    $7,471,355.26                      100.00%


         PROPERTY TYPE

                                              NUMBER OF                                                 PERCENTAGE OF
                                             CUT-OFF DATE                CUT-OFF DATE                   CUT-OFF DATE
                PROPERTY TYPE               MORTGAGE LOANS             PRINCIPAL BALANCE              PRINCIPAL BALANCE
                -------------               --------------             -----------------              -----------------
           Single Family Residence                   22                   $6,140,793.10                       82.19%
           Multi-Family                              17                    1,330,562.16                        17.81
                                       ------------------------------------------------------------------------------
                      TOTAL                          39                   $7,471,355.26                      100.00%

                                         DESCRIPTION OF THE COLLATERAL
                                                   LOAN GROUP 2

         OCCUPANCY TYPE

                                             NUMBER OF                                                PERCENTAGE OF
                                           CUT-OFF DATE                CUT-OFF DATE                    CUT-OFF DATE
               OCCUPANCY TYPE             MORTGAGE LOANS             PRINCIPAL BALANCE              PRINCIPAL BALANCE
               --------------             --------------             -----------------              -----------------
        Primary Residence                           33                    $7,068,577.54                     94.61%
        Second Home                                  1                       226,635.44                       3.03
        Investor Property                            5                       176,142.28                       2.36
                                      -----------------------------------------------------------------------------
                    TOTAL                           39                    $7,471,355.26                    100.00%


         DOCUMENTATION TYPE

                                             NUMBER OF                                                PERCENTAGE OF
                                           CUT-OFF DATE                CUT-OFF DATE                    CUT-OFF DATE
            DOCUMENTATION TYPE            MORTGAGE LOANS             PRINCIPAL BALANCE              PRINCIPAL BALANCE
            ------------------            --------------             -----------------              -----------------
      Full Documentation                            34                    $6,174,862.13                     82.65%
      Alternate Documentation                        5                     1,296,493.13                      17.35
                                      -----------------------------------------------------------------------------
                    TOTAL                           39                    $7,471,355.26                    100.00%


         LOAN PURPOSE

                                             NUMBER OF                                                PERCENTAGE OF
                                           CUT-OFF DATE                CUT-OFF DATE                    CUT-OFF DATE
                  PURPOSE                 MORTGAGE LOANS             PRINCIPAL BALANCE              PRINCIPAL BALANCE
                  -------                 --------------             -----------------              -----------------
       Purchase                                      9                    $1,454,478.59                     19.47%
       Rate/Term Refinance                           6                     1,628,533.59                      21.80
       Cash Out Refinance                           24                     4,388,343.08                      58.74
                                      -----------------------------------------------------------------------------
                   TOTAL                            39                    $7,471,355.26                    100.00%

                                           DESCRIPTION OF THE COLLATERAL
                                                   LOAN GROUP 2

         CREDIT SCORE DISTRIBUTION

                                             NUMBER OF                                                PERCENTAGE OF
                                           CUT-OFF DATE                CUT-OFF DATE                    CUT-OFF DATE
          RANGE OF CREDIT SCORES          MORTGAGE LOANS             PRINCIPAL BALANCE              PRINCIPAL BALANCE
          ----------------------          --------------             -----------------              -----------------
                751 to 800                           2                     $ 220,643.00                      2.95%
                701 to 750                           3                       417,977.45                       5.59
                651 to 700                           9                     1,324,666.13                      17.73
                601 to 650                           7                     1,382,378.80                      18.50
                551 to 600                           8                     1,384,478.97                      18.53
                501 to 550                           2                       564,765.97                       7.56
               Not Available                         8                     2,176,444.94                      29.13
                                      -----------------------------------------------------------------------------
                   TOTAL                            39                    $7,471,355.26                    100.00%

                           BOND SUMMARY (TO MATURITY)
                           --------------------------


The following tables are based on assumed mortgage loan pools with different characteristics from the characteristics described in the collateral summary and tables on the preceding pages.

A-1A (TO MATURITY)
------------------------------------------------------------------------------------------------------------------------------------
CPR                                     0%            10%           17%            23%           30%           36%           48%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    7.74          1.93           1.17          0.85          0.63          0.50          0.34
First Principal Payment Date        12/25/1999    12/25/1999     12/25/1999    12/25/1999    12/25/1999    12/25/1999    12/25/1999
Last Principal Payment Date         06/25/2013    02/25/2004     07/25/2002    11/25/2001    05/25/2001    01/25/2001    09/25/2000
Payment Windows (mos.)                  163           51             32            24            18            14            10



A-1F (TO MATURITY)
------------------------------------------------------------------------------------------------------------------------------------
CPR                                     0%            10%           17%            23%           30%           36%           48%
------------------------------------------------------------------------------------------------------------------------------------
Yield 100.0%                           7.706         7.690         7.671          7.649         7.613         7.563         7.367
Average Life (yrs.)                    21.31         10.01          6.63          4.95          3.55          2.57          1.43
Modified Duration (yrs.)               9.97          6.32           4.71          3.76          2.85          2.16          1.30
First Principal Payment Date        06/25/2013    02/25/2004     07/25/2002    11/25/2001    05/25/2001    01/25/2001    09/25/2000
Last Principal Payment Date         02/25/2029    06/25/2027     10/25/2021    02/25/2017    03/25/2013    11/25/2010    04/25/2002
Payment Windows (mos.)                  189           281           232            184           143           119           20


A-2F (TO MATURITY)
------------------------------------------------------------------------------------------------------------------------------------
CPR                                     0%            10%           17%            23%           30%           36%           48%
------------------------------------------------------------------------------------------------------------------------------------
Yield 100.0%                           7.920         7.871         7.828          7.782         7.713         7.626         7.326
Average Life (yrs.)                    16.85         6.48           4.09          2.98          2.12          1.56          0.87
Modified Duration (yrs.)               8.31          4.15           2.94          2.29          1.72          1.32          0.79
First Principal Payment Date        12/25/1999    12/25/1999     12/25/1999    12/25/1999    12/25/1999    12/25/1999    12/25/1999
Last Principal Payment Date         02/25/2029    08/25/2027     01/25/2022    03/25/2017    04/25/2013    12/25/2010    04/25/2002
Payment Windows (mos.)                  351           333           266            208           161           133           29



M-1 (TO MATURITY)
------------------------------------------------------------------------------------------------------------------------------------
CPR                                     0%            10%           17%            23%           30%           36%           48%
------------------------------------------------------------------------------------------------------------------------------------
Yield @ 99.85610%                      8.762         8.742         8.723          8.705         8.693         8.695         8.625
Average Life (yrs.)                    23.31         11.49          7.62          5.82          4.93          4.96          2.80
Modified Duration (yrs.)               9.54          6.62           5.08          4.20          3.76          3.83          2.36
First Principal Payment Date        02/25/2016    04/25/2005     04/25/2003    02/25/2003    06/25/2003    11/25/2003    04/25/2002
Last Principal Payment Date         01/25/2029    05/25/2025     08/25/2018    05/25/2014    02/25/2011    02/25/2009    09/25/2007
Payment Windows (mos.)                  156           242           185            136           93            64            66

                           BOND SUMMARY (TO MATURITY)

The following tables are based on assumed mortgage loan pools with different characteristics from the characteristics described in the collateral summary and tables on the preceding pages.


M-2 (TO MATURITY)
------------------------------------------------------------------------------------------------------------------------------------
CPR                                     0%            10%           17%            23%           30%           36%           48%
------------------------------------------------------------------------------------------------------------------------------------
Yield @ 95.97052%                      9.179         9.342         9.505          9.655         9.786         9.841         9.690
Average Life (yrs.)                    23.29         11.42          7.55          5.74          4.68          4.30          5.18
Modified Duration (yrs.)               9.29          6.47           4.96          4.08          3.54          3.36          3.94
First Principal Payment Date        02/25/2016    04/25/2005     04/25/2003    01/25/2003    03/25/2003    05/25/2003    01/25/2004
Last Principal Payment Date         10/25/2028    11/25/2023     01/25/2017    02/25/2013    02/25/2010    03/25/2008    02/25/2007
Payment Windows (mos.)                  153           224           166            122           84            59            38


B (TO MATURITY)
------------------------------------------------------------------------------------------------------------------------------------
CPR                                     0%            10%           17%            23%           30%           36%           48%
------------------------------------------------------------------------------------------------------------------------------------
Yield @ 90.20509%                      9.851        10.308         10.772        11.205        11.622        11.867        11.969
Average Life (yrs.)                    23.28         11.22          7.39          5.60          4.49          3.99          3.78
Modified Duration (yrs.)               8.91          6.24           4.78          3.92          3.35          3.09          3.00
First Principal Payment Date        02/25/2016    04/25/2005     04/25/2003    12/25/2002    01/25/2003    02/25/2003    04/25/2003
Last Principal Payment Date         05/25/2028    10/25/2021     02/25/2015    08/25/2011    11/25/2008    03/25/2007    01/25/2005
Payment Windows (mos.)                  148           199           143            105           71            50            22

                             BOND SUMMARY (TO CALL)

The following tables are based on assumed mortgage loan pools with different characteristics from the characteristics described in the collateral summary and tables on the preceding pages.


A-1A (TO CALL)
------------------------------------------------------------------------------------------------------------------------------------
CPR                                     0%            10%           17%            23%           30%           36%           48%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    7.74          1.93           1.17          0.85          0.63          0.50          0.34
First Principal Payment Date        12/25/1999    12/25/1999     12/25/1999    12/25/1999    12/25/1999    12/25/1999    12/25/1999
Last Principal Payment Date         06/25/2013    02/25/2004     07/25/2002    11/25/2001    05/25/2001    01/25/2001    09/25/2000
Payment Windows (mos.)                  163           51             32            24            18            14            10

A-1F (TO CALL)
------------------------------------------------------------------------------------------------------------------------------------


CPR                                     0%            10%           17%            23%           30%           36%           48%
------------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.0%                         7.706         7.674         7.644          7.614         7.566         7.501         7.367
Average Life (yrs.)                    21.19         9.31           6.07          4.50          3.19          2.28          1.43
Modified Duration (yrs.)               9.96          6.15           4.51          3.55          2.65          1.98          1.30
First Principal Payment Date        06/25/2013    02/25/2004     07/25/2002    11/25/2001    05/25/2001    01/25/2001    09/25/2000
Last Principal Payment Date         06/25/2027    07/25/2015     06/25/2010    11/25/2007    12/25/2005    10/25/2004    04/25/2002
Payment Windows (mos.)                  169           138            96            73            56            46            20

A-2F (TO CALL)
------------------------------------------------------------------------------------------------------------------------------------


  CPR                                     0%            10%           17%            23%           30%           36%           48%
------------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.0%                         7.919         7.852         7.796          7.740         7.657         7.553         7.326
Average Life (yrs.)                    16.71         5.93           3.68          2.68          1.90          1.38          0.87
Modified Duration (yrs.)               8.30          4.03           2.80          2.16          1.61          1.22          0.79
First Principal Payment Date        12/25/1999    12/25/1999     12/25/1999    12/25/1999    12/25/1999    12/25/1999    12/25/1999
Last Principal Payment Date         06/25/2027    07/25/2015     06/25/2010    11/25/2007    12/25/2005    10/25/2004    04/25/2002
Payment Windows (mos.)                  331           188           127            96            73            59            29



M-1 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------------
CPR                                     0%            10%           17%            23%           30%           36%           48%
------------------------------------------------------------------------------------------------------------------------------------
Yield @ 99.85610%                      8.762         8.741         8.719          8.699         8.686         8.688         8.619
Average Life (yrs.)                    23.14         10.60          6.94          5.28          4.51          4.55          2.67
Modified Duration (yrs.)               9.52          6.45           4.86          3.98          3.55          3.60          2.28
First Principal Payment Date        02/25/2016    04/25/2005     04/25/2003    02/25/2003    06/25/2003    11/25/2003    04/25/2002
Last Principal Payment Date         06/25/2027    07/25/2015     06/25/2010    11/25/2007    12/25/2005    10/25/2004    04/25/2003
Payment Windows (mos.)                  137           124            87            58            31            12            13

                             BOND SUMMARY (TO CALL)

The following tables are based on assumed mortgage loan pools with different characteristics from the characteristics described in the collateral summary and tables on the preceding pages.

M-2 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------------
CPR                                     0%            10%           17%            23%           30%           36%           48%
------------------------------------------------------------------------------------------------------------------------------------
Yield @ 95.97052%                      9.179         9.354         9.532          9.697         9.841         9.900        10.071
Average Life (yrs.)                    23.14         10.60          6.94          5.25          4.30          3.98          3.34
Modified Duration (yrs.)               9.28          6.33           4.78          3.90          3.36          3.18          2.75
First Principal Payment Date        02/25/2016    04/25/2005     04/25/2003    01/25/2003    03/25/2003    05/25/2003    04/25/2003
Last Principal Payment Date         06/25/2027    07/25/2015     06/25/2010    11/25/2007    12/25/2005    10/25/2004    04/25/2003
Payment Windows (mos.)                  137           124            87            59            34            18             1


B (TO CALL)
------------------------------------------------------------------------------------------------------------------------------------
CPR                                     0%            10%           17%            23%           30%           36%           48%
------------------------------------------------------------------------------------------------------------------------------------
Yield @ 90.20509%                      9.852        10.335         10.829        11.294        11.739        12.001        12.315
Average Life (yrs.)                    23.14         10.60          6.94          5.24          4.20          3.76          3.34
Modified Duration (yrs.)               8.90          6.15           4.66          3.79          3.22          2.97          2.70
First Principal Payment Date        02/25/2016    04/25/2005     04/25/2003    12/25/2002    01/25/2003    02/25/2003    04/25/2003
Last Principal Payment Date         06/25/2027    07/25/2015     06/25/2010    11/25/2007    12/25/2005    10/25/2004    04/25/2003
Payment Windows (mos.)                  137           124            87            60            36            21             1

                                  MAXIMUM RATE*



-------------------------------------      ------------------------------------    ------------------------------------
   Period     Pay Date    Max Rate           Period     Pay Date    Max Rate         Period     Pay Date    Max Rate
=====================================      ====================================    ====================================
     1        12/25/99      9.156              33        8/25/02      9.160            65        4/25/05      9.166
     2         1/25/00      9.156              34        9/25/02      9.160            66        5/25/05      9.166
     3         2/25/00      9.156              35       10/25/02      9.160            67        6/25/05      9.166
     4         3/25/00      9.156              36       11/25/02      9.160            68        7/25/05      9.166
     5         4/25/00      9.156              37       12/25/02      9.161            69        8/25/05      9.166
     6         5/25/00      9.156              38        1/25/03      9.161            70        9/25/05      9.167
     7         6/25/00      9.156              39        2/25/03      9.161            71       10/25/05      9.167
     8         7/25/00      9.156              40        3/25/03      9.161            72       11/25/05      9.167
     9         8/25/00      9.157              41        4/25/03      9.161            73       12/25/05      9.167
     10        9/25/00      9.157              42        5/25/03      9.161            74        1/25/06      9.168
     11       10/25/00      9.157              43        6/25/03      9.162            75        2/25/06      9.168
     12       11/25/00      9.157              44        7/25/03      9.162            76        3/25/06      9.168
     13       12/25/00      9.157              45        8/25/03      9.162            77        4/25/06      9.168
     14        1/25/01      9.157              46        9/25/03      9.162            78        5/25/06      9.169
     15        2/25/01      9.157              47       10/25/03      9.162            79        6/25/06      9.169
     16        3/25/01      9.157              48       11/25/03      9.163            80        7/25/06      9.169
     17        4/25/01      9.158              49       12/25/03      9.163            81        8/25/06      9.169
     18        5/25/01      9.158              50        1/25/04      9.163            82        9/25/06      9.170
     19        6/25/01      9.158              51        2/25/04      9.163            83       10/25/06      9.170
     20        7/25/01      9.158              52        3/25/04      9.163            84       11/25/06      9.170
     21        8/25/01      9.158              53        4/25/04      9.163            85       12/25/06      9.170
     22        9/25/01      9.158              54        5/25/04      9.164            86        1/25/07      9.171
     23       10/25/01      9.158              55        6/25/04      9.164            87        2/25/07      9.171
     24       11/25/01      9.159              56        7/25/04      9.164            88        3/25/07      9.171
     25       12/25/01      9.159              57        8/25/04      9.164            89        4/25/07      9.171
     26        1/25/02      9.159              58        9/25/04      9.164            90        5/25/07      9.172
     27        2/25/02      9.159              59       10/25/04      9.164            91        6/25/07      9.172
     28        3/25/02      9.159              60       11/25/04      9.165            92        7/25/07      9.172
     29        4/25/02      9.159              61       12/25/04      9.165            93        8/25/07      9.173
     30        5/25/02      9.159              62        1/25/05      9.165            94        9/25/07      9.173
     31        6/25/02      9.160              63        2/25/05      9.165            95       10/25/07      9.173
     32        7/25/02      9.160              64        3/25/05      9.165            96       11/25/07      9.173
-------------------------------------      ------------------------------------    ------------------------------------


* MAXIMUM RATE is calculated using the pricing speed and run to call.

                          DESCRIPTION OF THE COLLATERAL
                                   TOTAL POOL

SUMMARY                                                                   TOTAL               MINIMUM               MAXIMUM
-----------------------------------------------------------------------------------------------------------------------------
Cut-off Date Aggregate Principal Balance                          $130,864,790.51
Number of Loans                                                             2,034
Average Original Loan Balance                                           65,429.21              6,000.00           460,000.00
Average Current Loan Balance                                            64,338.64              1,556.58           424,950.88
Weighted Average Original LTV                                              82.06%                 5.30%              100.00%
Weighted Average Gross Coupon                                               9.90%                 7.00%               18.00%
Weighted Average Remaining Term to Maturity (months)                          277                     7                  360
Weighted Average Loan Age                                                       9                     0                  153
Weighted Average Original Term (months)                                       286                    42                  361
Weighted Average Credit Score*                                                627                   422                  800
-----------------------------------------------------------------------------------------------------------------------------
* Based upon  Credit  Score  available  on 97.75% of the Total Pool of  mortgage loans.



-----------------------------------------------------------------------------------------------------------------------------
                                                                                                 PERCENT OF CUT-OFF DATE
                                                           RANGE                                     PRINCIPAL BALANCE
                                                           -----                                     -----------------
         Fully Amortizing Mortgage Loans                                                                  97.90%
         Balloon Mortgage Loans                                                                            2.10%

         Interest Type                                     Simple Interest  Loans                         76.83%
                                                           Actuarial Loans                                23.17%

         Loan Type                                         Conventional                                   98.66%
                                                           Seller Financed Loans                           1.34%

         Property Type                                     Single Family                                  93.22%
                                                           Townhouse                                       1.55%
                                                           Manufactured                                    1.52%
                                                           2-4 Family                                      1.20%
                                                           Condominium                                     1.06%
                                                           Multi-Family                                    1.02%
                                                           PUD                                             0.23%
                                                           Mobile Home                                     0.20%

         Occupancy Status                                  Owner Occupied                                 94.00%
                                                           Non-Owner Occupied                              6.00%

         Geographic Distribution                           Florida                                        20.30%
                                                           California                                      9.79%
                                                           North Carolina                                  7.64%
                                                           South Carolina                                  6.33%
                                                           Georgia                                         6.14%

         Largest Zip Code Concentration                    47834                                           0.39%

         Loans with Prepayment Penalties                                                                  52.94%

         Delinquency                                       30 - 59 days                                    3.96%
                                                           60 - 89 days                                    0.65%
-----------------------------------------------------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                                  LOAN GROUP 1


SUMMARY                                                                   TOTAL               MINIMUM               MAXIMUM
-----------------------------------------------------------------------------------------------------------------------------
Cut-off Date Aggregate Principal Balance                          $123,393,435.25
Number of Loans                                                             1,995
Average Original Loan Balance                                           62,839.22              6,000.00           240,000.00
Average Current Loan Balance                                            61,851.35              1,556.58           239,690.90
Weighted Average Original LTV                                              82.12%                 5.30%              100.00%
Weighted Average Gross Coupon                                               9.93%                 7.00%               18.00%
Weighted Average Remaining Term to Maturity (months)                          276                     7                  360
Weighted Average Loan Age                                                       8                     0                  153
Weighted Average Original Term (months)                                       283                    42                  361
Weighted Average Credit Score*                                                627                   422                  800
-----------------------------------------------------------------------------------------------------------------------------
* Based upon Credit Score available on 99.38% of Loan Group 1 mortgage loans.



-----------------------------------------------------------------------------------------------------------------------------
                                                                                                 PERCENT OF CUT-OFF DATE
                                                           RANGE                                     PRINCIPAL BALANCE
                                                           -----                                     -----------------

         Fully Amortizing Mortgage Loans                                                                  97.77%
         Balloon Mortgage Loans                                                                            2.23%

         Interest Type                                     Simple Interest  Loans                         76.40%
                                                           Actuarial Loans                                23.60%

         Loan Type                                         Conventional                                   98.58%
                                                           Seller Financed Loans                           1.42%

         Property Type                                     Single Family                                  93.89%
                                                           Townhouse                                       1.65%
                                                           Manufactured                                    1.61%
                                                           2-4 Family                                      1.27%
                                                           Condominium                                     1.13%
                                                           PUD                                             0.24%
                                                           Mobile Home                                     0.21%

         Occupancy Status                                  Owner Occupied                                 93.78%
                                                           Non-Owner Occupied                              6.22%

         Geographic Distribution                           Florida                                        20.66%
                                                           North Carolina                                  8.10%
                                                           California                                      7.12%
                                                           South Carolina                                  6.71%
                                                           Georgia                                         6.01%

         Largest Zip Code Concentration                    47834                                           0.42%

         Loans with Prepayment Penalties                                                                  53.69%

         Delinquency                                       30 - 59 days                                    4.20%
                                                           60 - 89 days                                    0.69%
-----------------------------------------------------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                                  LOAN GROUP 2


SUMMARY
                                                                          TOTAL               MINIMUM               MAXIMUM
-----------------------------------------------------------------------------------------------------------------------------
Cut-off Date Aggregate Principal Balance                            $7,471,355.26
Number of Loans                                                                39
Average Original Loan Balance                                          197,917.22             16,898.00           460,000.00
Average Current Loan Balance                                           191,573.21             16,898.00           424,950.88
Weighted Average Original LTV                                              81.12%                41.71%               99.58%
Weighted Average Gross Coupon                                               9.49%                 8.21%               11.15%
Weighted Average Remaining Term to Maturity (months)                          307                   120                  360
Weighted Average Loan Age                                                      31                     0                   93
Weighted Average Original Term (months)                                       338                   120                  360
Weighted Average Credit Score*                                                630                   517                  784
-----------------------------------------------------------------------------------------------------------------------------
* Based upon Credit Score available on 70.87% of Loan Group 2 mortgage loans.





-----------------------------------------------------------------------------------------------------------------------------
                                                                                                 PERCENT OF CUT-OFF DATE
                                                           RANGE                                     PRINCIPAL BALANCE
                                                           -----                                     -----------------
         Fully Amortizing Mortgage Loans                                                                 100.00%

         Interest Type                                     Simple Interest Loans                          83.94%
                                                           Actuarial Loans                                16.06%

         Loan Type                                         Conventional                                     100%



         Property Type                                     Single Family                                  82.19%
                                                           Multi-Family                                   17.81%


         Occupancy Status                                  Owner Occupied                                 97.64%
                                                           Non-Owner Occupied                              2.36%

         Geographic Distribution                           California                                     53.90%
                                                           Florida                                        14.36%
                                                           Georgia                                         8.31%
                                                           Virginia                                        5.21%

         Largest Zip Code Concentration                    94550                                           5.69%

         Loans with Prepayment Penalties                                                                  40.66%

         Delinquency                                       30 - 59 days                                    0.00%
-----------------------------------------------------------------------------------------------------------------------------

                           BOND SUMMARY (TO MATURITY)

The following tables are based on assumed mortgage loan pools with different characteristics from the characteristics described in the collateral summary and tables on the preceding pages.


A-1A (TO MATURITY)
------------------------------------------------------------------------------------------------------------------------------------
CPR                                     0%            10%           17%            23%           30%           36%           48%
------------------------------------------------------------------------------------------------------------------------------------
Average Average Life (yrs.)            7.74          1.93           1.17          0.85          0.63          0.50          0.34
First Principal Payment Date        12/25/1999    12/25/1999     12/25/1999    12/25/1999    12/25/1999    12/25/1999    12/25/1999
Last Principal Payment Date         06/25/2013    02/25/2004     07/25/2002    11/25/2001    05/25/2001    01/25/2001    09/25/2000
Payment Windows (mos.)                  163           51             32            24            18            14            10


A-1F (TO MATURITY)
------------------------------------------------------------------------------------------------------------------------------------
CPR                                     0%            10%           17%            23%           30%           36%           48%
------------------------------------------------------------------------------------------------------------------------------------
Average Yield 100.0%                   7.706         7.690         7.671          7.649         7.613         7.563         7.367
Average Life (yrs.)                    21.31         10.01          6.63          4.95          3.55          2.57          1.43
Modified Duration (yrs.)               9.97          6.32           4.71          3.76          2.85          2.16          1.30
First Principal Payment Date        06/25/2013    02/25/2004     07/25/2002    11/25/2001    05/25/2001    01/25/2001    09/25/2000
Last Principal Payment Date         02/25/2029    06/25/2027     10/25/2021    02/25/2017    03/25/2013    11/25/2010    04/25/2002
Payment Windows (mos.)                  189           281           232            184           143           119           20


A-2F (TO MATURITY)
------------------------------------------------------------------------------------------------------------------------------------
CPR                                     0%            10%           17%            23%           30%           36%           48%
------------------------------------------------------------------------------------------------------------------------------------
Yield 100.0%                           7.920         7.871         7.828          7.782         7.713         7.626         7.326
Average Life (yrs.)                    16.85         6.48           4.09          2.98          2.12          1.56          0.87
Modified Duration (yrs.)               8.31          4.15           2.94          2.29          1.72          1.32          0.79
First Principal Payment Date        12/25/1999    12/25/1999     12/25/1999    12/25/1999    12/25/1999    12/25/1999    12/25/1999
Last Principal Payment Date         02/25/2029    08/25/2027     01/25/2022    03/25/2017    04/25/2013    12/25/2010    04/25/2002
Payment Windows (mos.)                  351           333           266            208           161           133           29

                             BOND SUMMARY (TO CALL)

The following tables are based on assumed mortgage loan pools with different characteristics from the characteristics described in the collateral summary and tables on the preceding pages.


A-1A (TO CALL)
------------------------------------------------------------------------------------------------------------------------------------
CPR                                     0%            10%           17%            23%           30%           36%           48%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    7.74          1.93           1.17          0.85          0.63          0.50          0.34
First Principal Payment Date        12/25/1999    12/25/1999     12/25/1999    12/25/1999    12/25/1999    12/25/1999    12/25/1999
Last Principal Payment Date         06/25/2013    02/25/2004     07/25/2002    11/25/2001    05/25/2001    01/25/2001    09/25/2000
Payment Windows (mos.)                  163           51             32            24            18            14            10


A-1F (TO CALL)
------------------------------------------------------------------------------------------------------------------------------------
CPR                                     0%            10%           17%            23%           30%           36%           48%
------------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.0%                         7.706         7.674         7.644          7.614         7.566         7.501         7.367
Average Life (yrs.)                    21.19         9.31           6.07          4.50          3.19          2.28          1.43
Modified Duration (yrs.)               9.96          6.15           4.51          3.55          2.65          1.98          1.30
First Principal Payment Date        06/25/2013    02/25/2004     07/25/2002    11/25/2001    05/25/2001    01/25/2001    09/25/2000
Last Principal Payment Date         06/25/2027    07/25/2015     06/25/2010    11/25/2007    12/25/2005    10/25/2004    04/25/2002
Payment Windows (mos.)                  169           138            96            73            56            46            20


A-2F (TO CALL)
------------------------------------------------------------------------------------------------------------------------------------
CPR                                     0%            10%           17%            23%           30%           36%           48%
------------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.0%                         7.919         7.852         7.796          7.740         7.657         7.553         7.326
Average Life (yrs.)                    16.71         5.93           3.68          2.68          1.90          1.38          0.87
Modified Duration (yrs.)               8.30          4.03           2.80          2.16          1.61          1.22          0.79
First Principal Payment Date        12/25/1999    12/25/1999     12/25/1999    12/25/1999    12/25/1999    12/25/1999    12/25/1999
Last Principal Payment Date         06/25/2027    07/25/2015     06/25/2010    11/25/2007    12/25/2005    10/25/2004    04/25/2002
Payment Windows (mos.)                  331           188           127            96            73            59            29

                          DESCRIPTION OF THE COLLATERAL
                                   TOTAL POOL


SUMMARY
                                                                          TOTAL               MINIMUM               MAXIMUM
-----------------------------------------------------------------------------------------------------------------------------
Cut-off Date Aggregate Principal Balance                          $130,864,790.51
Number of Loans                                                             2,034
Average Original Loan Balance                                           65,429.21              6,000.00           460,000.00
Average Current Loan Balance                                            64,338.64              1,556.58           424,950.88
Weighted Average Original LTV                                              82.06%                 5.30%              100.00%
Weighted Average Gross Coupon                                               9.90%                 7.00%               18.00%
Weighted Average Remaining Term to Maturity (months)                          277                     7                  360
Weighted Average Loan Age                                                       9                     0                  153
Weighted Average Original Term (months)                                       286                    42                  361
Weighted Average Credit Score*                                                627                   422                  800
-----------------------------------------------------------------------------------------------------------------------------
* Based upon  Credit  Score  available  on 97.75% of the Total Pool of  mortgage loans.



-----------------------------------------------------------------------------------------------------------------------------
                                                                                                 PERCENT OF CUT-OFF DATE
                                                           RANGE                                     PRINCIPAL BALANCE
                                                           -----                                     -----------------
         Fully Amortizing Mortgage Loans                                                                  97.90%
         Balloon Mortgage Loans                                                                            2.10%

         Interest Type                                     Simple Interest  Loans                         76.83%
                                                           Actuarial Loans                                23.17%

         Loan Type                                         Conventional                                   98.66%
                                                           Seller Financed Loans                           1.34%

         Property Type                                     Single Family                                  93.22%
                                                           Townhouse                                       1.55%
                                                           Manufactured                                    1.52%
                                                           2-4 Family                                      1.20%
                                                           Condominium                                     1.06%
                                                           Multi-Family                                    1.02%
                                                           PUD                                             0.23%
                                                           Mobile Home                                     0.20%

         Occupancy Status                                  Owner Occupied                                 94.00%
                                                           Non-Owner Occupied                              6.00%

         Geographic Distribution                           Florida                                        20.30%
                                                           California                                      9.79%
                                                           North Carolina                                  7.64%
                                                           South Carolina                                  6.33%
                                                           Georgia                                         6.14%

         Largest Zip Code Concentration                    47834                                           0.39%

         Loans with Prepayment Penalties                                                                  52.94%

         Delinquency                                       30 - 59 days                                    3.96%
                                                           60 - 89 days                                    0.65%
-----------------------------------------------------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                                  LOAN GROUP 1


SUMMARY
                                                                          TOTAL               MINIMUM               MAXIMUM
-----------------------------------------------------------------------------------------------------------------------------
Cut-off Date Aggregate Principal Balance                          $123,393,435.25
Number of Loans                                                             1,995
Average Original Loan Balance                                           62,839.22              6,000.00           240,000.00
Average Current Loan Balance                                            61,851.35              1,556.58           239,690.90
Weighted Average Original LTV                                              82.12%                 5.30%              100.00%
Weighted Average Gross Coupon                                               9.93%                 7.00%               18.00%
Weighted Average Remaining Term to Maturity (months)                          276                     7                  360
Weighted Average Loan Age                                                       8                     0                  153
Weighted Average Original Term (months)                                       283                    42                  361
Weighted Average Credit Score*                                                627                   422                  800
-----------------------------------------------------------------------------------------------------------------------------
* Based upon Credit Score available on 99.38% of  Loan Group 1 mortgage loans.



-----------------------------------------------------------------------------------------------------------------------------
                                                                                                 PERCENT OF CUT-OFF DATE
                                                           RANGE                                     PRINCIPAL BALANCE
                                                           -----                                     -----------------
         Fully Amortizing Mortgage Loans                                                                  97.77%
         Balloon Mortgage Loans                                                                            2.23%

         Interest Type                                     Simple Interest  Loans                         76.40%
                                                           Actuarial Loans                                23.60%

         Loan Type                                         Conventional                                   98.58%
                                                           Seller Financed Loans                           1.42%

         Property Type                                     Single Family                                  93.89%
                                                           Townhouse                                       1.65%
                                                           Manufactured                                    1.61%
                                                           2-4 Family                                      1.27%
                                                           Condominium                                     1.13%
                                                           PUD                                             0.24%
                                                           Mobile Home                                     0.21%

         Occupancy Status                                  Owner Occupied                                 93.78%
                                                           Non-Owner Occupied                              6.22%

         Geographic Distribution                           Florida                                        20.66%
                                                           North Carolina                                  8.10%
                                                           California                                      7.12%
                                                           South Carolina                                  6.71%
                                                           Georgia                                         6.01%

         Largest Zip Code Concentration                    47834                                           0.42%

         Loans with Prepayment Penalties                                                                  53.69%

         Delinquency                                       30 - 59 days                                    4.20%
                                                           60 - 89 days                                    0.69%
-----------------------------------------------------------------------------------------------------------------------------

                           BOND SUMMARY (TO MATURITY)

The following tables are based on assumed mortgage loan pools with different characteristics from the characteristics described in the collateral summary and tables on the preceding pages.


A-1A (TO MATURITY)
------------------------------------------------------------------------------------------------------------------------------------
CPR                                     0%            10%           17%            23%           30%           36%           48%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    7.74          1.93           1.17          0.85          0.63          0.50          0.34
First Principal Payment Date        12/25/1999    12/25/1999     12/25/1999    12/25/1999    12/25/1999    12/25/1999    12/25/1999
Last Principal Payment Date         06/25/2013    02/25/2004     07/25/2002    11/25/2001    05/25/2001    01/25/2001    09/25/2000
Payment Windows (mos.)                  163           51             32            24            18            14            10



A-1F (TO MATURITY)
------------------------------------------------------------------------------------------------------------------------------------
CPR                                     0%            10%           17%            23%           30%           36%           48%
------------------------------------------------------------------------------------------------------------------------------------
Yield 100.0%                           7.706         7.690         7.671          7.649         7.613         7.563         7.367
Average Life (yrs.)                    21.31         10.01          6.63          4.95          3.55          2.57          1.43
Modified Duration (yrs.)               9.97          6.32           4.71          3.76          2.85          2.16          1.30
First Principal Payment Date        06/25/2013    02/25/2004     07/25/2002    11/25/2001    05/25/2001    01/25/2001    09/25/2000
Last Principal Payment Date         02/25/2029    06/25/2027     10/25/2021    02/25/2017    03/25/2013    11/25/2010    04/25/2002
Payment Windows (mos.)                  189           281           232            184           143           119           20


                             BOND SUMMARY (TO CALL)

The following tables are based on assumed mortgage loan pools with different characteristics from the characteristics described in the collateral summary and tables on the preceding pages.


A-1A (TO CALL)
------------------------------------------------------------------------------------------------------------------------------------
CPR                                     0%            10%           17%            23%           30%           36%           48%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    7.74          1.93           1.17          0.85          0.63          0.50          0.34
First Principal Payment Date        12/25/1999    12/25/1999     12/25/1999    12/25/1999    12/25/1999    12/25/1999    12/25/1999
Last Principal Payment Date         06/25/2013    02/25/2004     07/25/2002    11/25/2001    05/25/2001    01/25/2001    09/25/2000
Payment Windows (mos.)                  163           51             32            24            18            14            10


A-1F (TO CALL)
------------------------------------------------------------------------------------------------------------------------------------
CPR                                     0%            10%           17%            23%           30%           36%           48%
------------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.0%                         7.706         7.674         7.644          7.614         7.566         7.501         7.367
Average Life (yrs.)                    21.19         9.31           6.07          4.50          3.19          2.28          1.43
Modified Duration (yrs.)               9.96          6.15           4.51          3.55          2.65          1.98          1.30
First Principal Payment Date        06/25/2013    02/25/2004     07/25/2002    11/25/2001    05/25/2001    01/25/2001    09/25/2000
Last Principal Payment Date         06/25/2027    07/25/2015     06/25/2010    11/25/2007    12/25/2005    10/25/2004    04/25/2002
Payment Windows (mos.)                  169           138            96            73            56            46            20